UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/03-10/31/04

FORM N-CSR

ITEM 1.  REPORT TO STOCKHOLDERS.

Thomas White Funds Family
Lord Asset Management Trust
Annual Report
American Opportunities Fund
International Fund
October 31, 2004
FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE
WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-
811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM
THOMAS WHITE FUNDS FAMILY
OFFICERS AND TRUSTEES
Thomas S. White, Jr.
Chairman of the Board
and President
Nicholas G. Manos
Trustee
Edward E. Mack III
Trustee
Elizabeth G. Montgomery
Trustee
John N. Venson, D.P.M.
Trustee
Douglas M. Jackman, CFA
Vice President and Secretary
David Sullivan II
Treasurer and
Assistant Secretary
INVESTMENT ADVISER AND
ADMINISTRATOR
Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028
CUSTODIANS
The Northern Trust Company
Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin
LEGAL COUNSEL
Dechert LLP
Washington, DC
REGISTERED INDEPENDENT
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois
TRANSFER AGENT
U.S. Bancorp Fund Services LLC
Milwaukee, Wisconsin

Thomas White Funds Family
Lord Asset Management Trust
The Thomas White Funds Family
Capturing Value Worldwide SM
 Thomas White Funds Family
Lord Asset Management Trust 1

THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. Thomas White International's research division produces monthly publications that provide investment advice on the relative attractiveness of nearly 4,000 common stocks in forty-nine countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

December 30, 2004

Dear Friends,

The Thomas White Funds Family will celebrate its eleventh year in June. The many of us involved take pride in maintaining the highest standards of portfolio management, administrative operations and ethical behavior over this period. The independent Trustees of the Funds, who decide annually on the retention of Thomas White International, Ltd. ("TWI") as the investment advisor, feel your interests as shareholder always come first. Moreover, their active participation has guided the selection and review of the Funds' auditor, legal counsel, transfer agent and custodians, all of whom are vital to our success in serving clients. In a world where others have drifted, TWI feels fortunate to be managing your investments in this professional environment.

Investment Performance

As reviewed in this report, the performances of our two Funds have met their long-term objective of strong, stable equity performance relative to their peer funds. We have accomplished our goal throughout this period's particularly wide range of market environments:

1994-1998: The steady growth of the nineties.
1999-2000: The technology bubble fueled by excessive capital spending due to Y2K fears.
2000-2002: The subsequent market decline, a natural aftermath of earlier excesses. This bear market was the longest period of declining stock prices since the thirties.
2003-200?: The rising level of confidence felt by consumers, business professionals and investors is evident in the market's advance since October of 2002.

As mutual fund industry professionals, we want to assist our shareholder clients to reach their long-term investment goals. Many of you have visited our office in Chicago and met the men and women who manage your assets. We feel face-to-face meetings promote a rapport that is beneficial to both parties. We also encourage shareholder calls to discuss the Funds as well as general market conditions. This dialogue allows us to be more effective as your investment advisor. Please call Doug Jackman, David Sullivan or me in Chicago at 312-663-8300.

Long-term investors view short-term market extremes in their proper perspective. Having this attitude can help prevent the excesses in enthusiasm or pessimism that drive many investors to buy high and sell low. The meteoric rise of technology stocks in 1999-2000, followed by their collapse in 2000-2002, is a recent example of market environments that can cost investors dearly.

Topping the list of concerns for 2005 are high energy prices, progress in Iraq and the war on terrorism, the high budget deficit, the huge trade deficit and a weak US dollar. Given no major disasters, the current upturn should be maintained throughout 2005, producing a moderate 3.3% GDP growth rate.

Investment Perspective:

While exact knowledge of future market returns is not available to investors, holding a diversified stock portfolio of sound corporations, as in the S & P 500 composite, has produced average annual total returns of 10.4% since 1926. Investments in US Treasury bonds and 90-day T-bills over the equivalent period produced average annual total returns of 6.0% and 3.9% respectively. While equities have produced better returns, one must endure more interim periods of negative returns than bonds. The worst 10-year equity return over this 77-year period was an annualized -0.9%; a period that began at the market's peak in 1929 and lasted through the Great Depression.

Each year-end our analysts calculate rough return estimates for the coming 10-year period. We do this to help our shareholders develop a proper "investment perspective." They follow a carefully researched approach to make these estimates, even though one can never be sure of future accuracy. History shows that undervalued equity markets (measured by PE ratios, etc.) have normally produced above average 10-year returns. The reverse has also been true; expensive markets produce below average future returns. These simple observations, which are quite logical, have been confirmed by more sophisticated research techniques.

We believe that maintaining "investment perspective" is the surest path to obtaining solid long-term investment returns. In equity investing, the most volatile asset class, perspective is especially valuable. Even though the inherent values of most large businesses progress forward over time in a relatively stable pace, their stocks, moving to a different drumbeat, are far more volatile. The majority of investors that price these stocks, exaggerate the importance of interim events, both positive and negative. Long-term investors view short-term market extremes in their proper perspective. Having this attitude can help prevent the excesses in enthusiasm or pessimism that drive many investors to buy high and sell low. The meteoric rise of technology stocks in 1999-2000, followed by their collapse in 2000-2002, is a recent example of market environments that can cost investors dearly.

Thomas White International's annual 10-year return projections are made for US and international equities, US Treasury bonds and 90-day T-bills, inflation rates and for the US dollar. We also make an informed guess of the frequency and depth of bear markets over this period. These estimates represent probable general market returns, and their eventual accuracy can vary widely. Please note that the following discussion is based on Thomas White International's good faith estimates made on the basis of information currently available to it, and should not be construed as a prediction of future market or Fund performance, or as investment advice. Actual market and Fund performance may differ significantly from the estimates set forth in this discussion.

This year our return estimates are for the 2005-2014 period. Given the low current level of inflation and since most stocks are above their long-term valuation levels, we estimate that equities will return on average a pre-inflation 8.0% return per annum during this period. This estimate is below the long-term average equity return of 10.4%. This year's estimate is the same as 2003, since this year's earnings growth and market advance left the starting valuation ratios unchanged. Given our inflation (average annual rate) estimate of 3.5%, the inflation-adjusted equity return average estimate is 4.5% per annum, which is below the long-term average of 6.5% per annum. We continue to feel the dollar will weaken further, adding an average of 3% points annually to international equity returns (see our International Fund review).

What about Bonds as an Alternative to Equities?

With the 10-year government bond yielding roughly 4.2%, this suggests investors may receive an extra 3.8% (8.0% vs. 4.2%) average annual return in equities. The long-term average return difference between stocks and bonds is 3.5%. We project inflation, now at 3.0% will rise slowly over the next decade to 5.0% (averaging 3.5%). With the 10-year bond at 4.2%, our projection implies investing in fixed income securities will produce a disappointing average after-inflation return of less than one percent (0.7%).

The 2002-200? Bull Market

Historical patterns since 1926 suggest that there will be two bear market declines in the 2005-2014 period, and that from peak to trough the equity market should fall roughly 35% during each decline. Since accurate market timing is wishful thinking, long-term investors have no option but to endure these interim speed bumps.

We are now 26 months past the bottom of the first worldwide bear market since 1990. This bull market started in October of 2002, hit a slow patch from March to August of this year, and has made new highs since then. The history of market movement relative to the four-year US presidential cycle suggests that the next dip may occur in 2005, the post election year. With mid-term elections two years in the future, politicians often make unpopular (but necessary) policy moves during this period, with the market declining as a result. Please note that this pattern is not reliable enough to use it to adjust long-term equity holdings.

The Business Outlook

Recent data shows the economy emerged from its summer slump this fall. It now appears the GDP advanced an annualized 3.9% in the 3rd quarter, buoyed by higher consumer spending, rising exports, and adequate progress in personal income, housing and manufacturing. Even the sluggish employment outlook has picked up so we feel the GDP will grow at an annualized rate of 3.5% in the 4th quarter.

The holiday selling season should be mildly successful as retailers are reporting moderately strong sales activity, with the most strength from high-end stores and online. Relatively low mortgage rates continue to support an above average housing market, but a bit lower than last year's records. Lower, but still high, gasoline prices and home heating bills are restraining the spending of many families. Our guess is that the 1st quarter GDP growth rate will be an annualized 3.4%.

Topping the list of concerns for 2005 are high energy prices, progress in Iraq and the war on terrorism, the high budget deficit, the huge trade deficit and a weak US dollar.

Given no major disasters, the current upturn should be maintained throughout 2005, producing a moderate 3.3% GDP growth rate.

All of us at the Thomas White Funds Family appreciate your support throughout the last decade and look forward to continue to be of service to you.

Thomas S. White, Jr.
President

COMMON INVESTMENT GOALS

The investment objective of each Fund is long-term capital growth.

INVESTMENT PHILOSOPHY
OF THE THOMAS WHITE FUNDS

I. Superior returns are achieved from capturing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III. Thomas White emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potential and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY

The American Opportunities Fund (mid-cap value)

The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of their assets. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I. The American Opportunities Fund

This mid-cap value fund is designed to obtain superior long-term returns while attempting to limit investment risk. The portfolio is constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Mid-cap Index. These stocks range in market capitalizations from roughly $1 to $10 billion.

II. The International Fund

We believe globalization will continue to accelerate in this century. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

This Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in major global industries. The securities are also widely diversified by geographical region and in both developed market and emerging market countries. The Fund does not typically hedge currencies.

THE WORLD HAS CHANGED.

ADDING AN INTERNATIONAL FUND TO US EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Oct 2004
Developed Markets
Canada	4%	3%	2%	2%	3%
Europe	22%	23%	25%	28%	27%
Pacific	8%	16%	27%	14%	15%
United States	66%	57%	43%	52%	47%
Emerging Markets	.2%	.8%	3%	4%	8%
	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$26.7

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. Investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Fund and its International Fund to achieve a broadly diversified portfolio.

History shows that broad global diversification lowers portfolio volatility compared to single country portfolios.

Source: Thomas White International

THE FUNDS ARE INVESTOR FRIENDLY

The Funds are no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses in relation to its peers according to Morningstar and attempts to maintain low portfolio turnover, which increases tax-efficiency.

Our goal in managing the Thomas White Funds is to provide shareholders with solid performance and above average portfolio stability. In managing the Funds, we seek to moderate the natural volatility of the roller coaster world of equity investing. Shareholders that can "stay the course" and maintain a well thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the Funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Thomas White's 100% owned research unit provides an ongoing flow of attractive stocks in most industries and countries. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in many major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the Fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in "Designing a Lifetime Investment Plan" located in the front section of the Funds' prospectus. Our Funds are designed for these sort of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"Our goal in managing the Thomas White Funds is to provide shareholders with solid performance and above average portfolio stability.  .  .

Shareholders that can 'stay the course' and maintain a well-thought-out, long-term strategy, have traditionally done well in equities."

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
TOP TEN HOLDINGS ON OCTOBER 31, 2004
BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	3.9%
Symantec Corp Technology	3.0%
L-3 Communications Aerospace	2.2%
C.R. Bard, Inc. Health Care	1.9%
Dentsply International Inc. Health Care	1.6%
Golden West Financial Banking	1.4%
Harris Corp Technology	1.4%
CIT Group Consumer Staples	1.4%
Doral Financial Financial Diversified	1.4%
Alberto Culver Co. CL A Consumer Staples	1.3%

Thomas White American Opportunities Fund
Mid-Cap Value Style (Ticker: TWAOX)

The American Opportunities Fund will reach its sixth birthday March 2005. Given that our firm's security analysts regularly value over 2400 domestic companies, the portfolio manager, while stressing mid-cap stocks, has the flexibility to buy any of the investment opportunities they discover.

Performance

The Opportunities Fund returned +6.07% over the last six months through October, versus the Russell Midcap Value Index return of +10.56% and the Russell Midcap Index return of +7.31%. Over the last twelve months the Fund returned +14.62% versus 19.74% and +15.09% for the respective indices. Since inception, the Fund has produced an average annual +9.29% return. This compares to the Russell Midcap Value Index +10.64% and the Russell Midcap Index +8.66%.

Investment Strategy

Our analysts joke that they like to buy "ugh" (undervalued) and sell "vogue" (overvalued). New "ugh" investments are generally held two to three years before they reach "vogue" (a price in excess of their fair value). This year our investment in Varco International Inc. provides an excellent example of our investment approach.

Varco International provides drilling and well servicing equipment to the world's oil and gas industry. Believing in error that oil prices were going down, not up, major energy producers delayed making their normal exploration expenditures. This error allowed us to purchase Varco well below its long-term value. To make up for this misjudgment, energy companies are now expanding their exploration budgets. In time, this should boost Varco's bottom line. Given the future growth outlook of the Chinese and Indian economies (see the International Fund section), crude oil prices should remain at high levels for the foreseeable future.

We first bought Varco for the Fund in April of 2003 and then more in March 2004 as its price dipped that month. Reflecting our research discipline, our energy analyst recalculates Varco's worth as a business every month. If the expected surge in Varco's earnings occurs, investors may drive the price above the company's long-term value. At that point, we plan to sell our shares (to investors arriving near the end of the party) and reinvest the proceeds in a new bargain priced company.

The Fund's Portfolio

As is our traditional policy, The Fund's portfolio is near fully invested and is broadly diversified in terms of company quality and industries. In order to continue to achieve our objective of portfolio stability, we own 131 stocks representing every major industry. While 70.0% of the stocks are classified as mid caps, the portfolio also contains attractive large-cap stocks (15.0%) and small-cap companies (15.0%). As of October 31, the Fund's wide portfolio diversification was confirmed by the fact that its top ten holdings represented just 19.4% of its total net assets.

In conclusion, The American Opportunities Fund is a well-diversified portfolio of attractively priced equity securities. Despite the market's recent advances, our analysts continue to find many undervalued opportunities. We believe our disciplined valuation oriented investment philosophy will continue to produce solid performance in a wide range of market conditions and economic environments.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
INDUSTRY DISTRIBUTION ON OCTOBER 31, 2004
BASED ON LONG-TERM SECURITIES
Aerospace	3.1%
Banking	8.2%
Building	3.3%
Capital Goods	1.6%
Chemicals	2.2%
Communications	1.3%
Consumer Durables	4.0%
Consumer Retail	5.3%
Consumer Staples	7.1%
Energy	7.0%
Financial Diversified	9.4%
Forest & Paper	0.1%
Health Care	10.1%
Industrial	3.0%
Insurance	5.5%
Metals & Mining	0.8%
Services	10.7%
Technology	14.0%
Transportation	1.3%
Utilities	2.0%
Total	100.0%

PERFORMANCE AT A GLANCE
Relative Performance October 31, 2004	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index
Six Months	6.07%	10.56%	7.31%
YTD	9.64%	11.55%	8.69%
One Year Total Return	14.62%	19.74%	15.09%
Average Annual Three Year Total Return	13.70%	15.75%	12.88%
Average Annual Five Year Total Return	9.04%	11.33%	7.85%
Annualized Total Return Since Inception (3/4/99)	9.29%	10.64%	8.66%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Value Index measures the performance of those Russsell Midcap companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

The American Opportunities Fund vs the Russell Midcap Value Index and the Russell Midcap Index March 4, 1999 to October 31, 2004

[CHART OMITTED]

The current value of an initial $10,000 investment with dividends reinvested.

Thomas White Amer. Opportunities Fund	$16,539
Russell Midcap Value	$17,736
Russell Midcap	$16,013

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +65.39% for the Fund, +77.36% for the Russell Midcap Value and +60.13% for the Russell Midcap. The one-year return for the Fund was +14.62%. The Fund's average annual total return was +9.29%. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio October 31, 2004

Industry Issue		Shares	Value

Common Stocks (103.5%)
Aerospace (3.2%)
Curtiss Wright		1,800	$100,458
L-3 Communications		5,582	368,021
Moog Inc Class A *		2,100	78,813
			547,292

Banking (8.5%)
Bank of Hawaii		3,900	186,225
Banner Corp		3,300	98,670
Columbia Banking Sys		4,200	102,900
Commerce Bancorp		1,150	68,126
Golden West Financial		2,050	239,686
Hudson City Bancorp		2,100	76,734
M&T Bank Corp		1,800	185,400
North Fork Bancorp		4,050	178,605
TCF Financial		6,400	201,728
Zions Bancorp		1,400	92,596
			1,430,670

Building (3.4%)
American Woodmark		4,000	148,720
Centex		2,800	145,432
D R Horton		6,675	200,250
Kb Home		1,050	86,363
			580,765

Capital Goods (1.7%)
Graco Inc		5,062	174,133
Paccar Inc		1,566	108,539
			282,672

Chemicals (2.3%)
Albemarle Corp		2,150	77,077
Airgas Inc		5,200	127,920
Sherwin Williams		4,300	183,696
			388,693

Communications (1.3%)
Centurytel Inc		1,850	59,366
Telephone And Data Systems		2,250	168,525
			227,891

Consumer Durables (4.1%)
Autoliv Inc		2,300	98,325
Brunswick Corp		3,800	178,296
Carlisle Cos Inc		2,100	122,073
Johnson Controls		1,800	103,230
Mohawk Industries, Inc. *		1,000	85,080
Polaris Industries		1,900	112,765
			699,769

Consumer Retail (5.5%)
Abercrombie & Fitch		2,800	109,704
Am Eagle Outfitters		1,400	57,232
Fossil Inc *		5,827	173,411
Kenneth Cole		4,250	112,625
Liz Claiborne		2,700	110,376
Office Depot *		7,700	124,663
Pacific Sunwear of California*		4,300	100,792
TJX Companies		5,700	136,686
			925,489

Consumer Staples (7.4%)
Alberto Culver		5,000	224,300
Boston Beer Co *		4,050	102,342
CIT Group Inc		5,700	230,280
Coca-Cola Enterprise		4,000	83,640
Dean Foods Co *		2,100	62,685
Helen Of Troy *		3,000	79,650
Nu Skin Enterprises		4,350	84,129
Regis Corp		4,800	205,440
Scotts Co *		1,350	86,697
Tyson Foods Cl A		5,750	83,375
			1,242,538

Energy (7.2%)
Amerada Hess Corp		1,000	80,710
Anadarko Petroleum		2,522	170,109
Devon Energy Corp		2,500	184,925
Helmerich & Payne		2,300	65,665
Marathon Oil Corp		5,179	197,372
Pogo Producing		2,950	135,258
Valero Energy		4,600	197,662
Varco International *		6,750	186,840
			1,218,541

Financial Diversified (9.7%)
Doral Financial		5,450	228,791
Edwards Ag		1,757	63,709
Health Care Prop		2,100	58,443
Hospitality Propert		4,400	188,540
Kimco Realty Corp		3,700	201,835
Legg Mason		1,950	124,235
Lehman Brothers Holdings		2,047	168,161
New Century Finl Md		1,550	85,483
Prologis Trust		5,000	194,900
T Rowe Price Group		3,600	200,772
Ventas Inc		4,550	122,395
			1,637,264

Forest & Paper (0.1%)
Rayonier Inc.		473	22,420

Health Care (10.5%)
Bard, CR Inc		5,600	318,080
Becton Dickinson		1,500	78,750
Bio-Rad Labs *		2,050	106,641
Caremark Rx *		900	26,973
Covance Inc *		5,100	202,572
Davita Inc *		3,000	88,860
Dentsply International Inc		5,250	273,052
Humana Inc *		4,700	90,005
Medicis Pharm		3,700	150,479
Mylan Labs		11,700	201,474
Omnicare Inc		3,000	82,770
Pacificare Health Systems *		2,375	84,598
Zimmer Holdings Inc *		800	62,072
			1,766,326

Industrial (3.1%)
American Standard *		2,694	98,520
Ametek Inc		4,000	131,680
Ball Corp		3,200	127,520
Franklin Electric		1,800	69,084
Griffon *		4,300	95,675
			522,479

Insurance (5.7%)
Amerus Group		3,850	160,853
Commerce Group		2,300	116,403
Delphi Financial Group A		5,400	220,698
Nationwide Financial Services		4,800	166,080
Renaissancere Holdings		2,300	107,686
Torchmark Corp.		3,600	194,472
			966,192
Metals (0.9%)
Alcoa		2,400	78,000
Minerals Tech		1,100	66,110
			144,110

Services (11.0%)
Administaff, Inc *		5,400	61,830
Banta Corp		3,500	142,380
Corinthian Colleges *		3,100	44,516
Courier Corp		1,387	60,334
Darden Restaurant		7,700	188,650
Fortune Brands		2,900	211,178
Geo Group Inc		2,600	52,026
Heidrick & Struggles *		3,200	91,632
Hilton Hotels		9,100	181,090
ITT Education *		4,200	159,642
Knight Ridder		1,300	89,089
Lone Star Steakhouse		3,300	79,563
Manpower Inc		2,600	117,650
Matthews International		3,500	117,268
Petco Animal Supply *		2,000	71,540
Republic Service		4,300	132,440
SCP Pool		2,025	59,110
			1,859,938

Technology (14.4%)
Ameritrade Holding *		8,600	111,972
Autodesk Inc		4,250	224,187
CACI International Inc. *		10,924	666,036
Computer Sciences *		3,550	176,329
Harris Corp		3,764	231,599
Jabil Circuit *		6,150	149,507
Lexmark International Group *		1,000	83,110
Linear Technology Cp		3,400	128,792
LSI Logic Corp *		11,150	50,733
Storage Technology *		3,800	102,676
Symantec Corp *		8,788	500,389
			2,425,330
Transportation (1.4%)
Arkansas Best Corp		1,800	70,362
Expressjet Holdings *		2,600	28,912
Union Pacific Cp		800	50,376
Yellow Roadway Corp *		1,650	79,183
			228,833
Utilities (2.1%)
Centerpoint Energy		12,600	$132,426
Nstar		1,300	64,311
Public Service Enterprise		1,300	55,367
Wisconsin Energy		3,100	101,184
			353,288

Total Common Stocks		(Cost $12,640,579)	17,470,500

Short-Term Obligations (4.4%)
		Principal Amount
American Family Financial Services Demand Note
1.56%, due 4/01/05		$179,436	$179,436
Wisconsin Corporate Central Credit Union Variable Demand Note
1.63%, due 4/5/05		566,652	566,652
			_______
	Total Short-Term Obligations	(Cost $746,088)	746,088

Total Investments:	107.9%	(Cost $13,386,667)	18,216,588
Other Assets, Less Liabilities:	(7.9)%		(1,328,548)
Total Net Assets:	100.0%		$16,888,040

* Non-Income Producing Securities
See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND
TOP TEN HOLDINGS ON OCTOBER 31, 2004 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
ABN AMRO HOLDINGS Banking, Netherlands	2.3%
Schering AG Health Care, Germany	2.1%
Credit Suisse Group Banking, Switzerland	2.1%
Dexia Banking, Belgium	2.0%
ING GROEP NV Insurance, Netherlands	2.0%
Samsung Electronics Technology, South Korea	1.9%
Societie Generale Banking, France	1.9%
British American Tobacco Consumer Staples, United Kingdom	1.9%
Imperial Tobacco Plc Consumer Staples, United Kingdom	1.9%
Yamada Denki Co. Consumer Retail, Japan	1.7%

Thomas White International Fund
Large Cap Value Style (Ticker: TWWDX)

Performance

The Thomas White International Fund returned +6.33% in the second half of its fiscal year. This compares to +7.13% for the international index (MSCI All-Country World less US) and +4.90% for the world index (MSCI All-Country World). Over the last fiscal year, the Fund returned +18.23% versus +19.67% and +14.03% for the international and world benchmarks. The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +7.53% average annual total return has outperformed the +4.62% return of the international index (MSCI AC World less US) and the +7.14% return of the world index (MSCI AC World).

International Equities Are Now Outperforming US Equity Returns

The table on Page 20 presents the equity performance of the world's major regions since 1970. International equity returns outperformed US stocks for a twenty-year period from 1970 to 1990, then under-performed for eleven years, largely due to low equity returns in Japan. In early 2001, international stocks once again began besting US equities. Our strong case for investors diversifying in international equities has been based on the fact that while regional equity returns tend to perform quite differently in any one five-year period, over longer periods they have produced similar returns. Page 20 confirms that by the time investors are convinced that one region will permanently lead the world (e.g. Japan in 1989), the region is most often near the peak of its relative performance.

Our 2005-2014 Projection is that International Stocks will Return 12.0% versus 8.0% for their US Counterparts.

We projected in our October 2001 Fund report to you that performance-wise, the long period of US dominance over non-US stocks would end shortly. We estimated then and again last year, that international stocks would outperform US equities by 3.0% annually over the following ten years. This year, our 2005-2014 projection is that international stocks will return 12.0% verses 8.0% for their US counterparts. The predicted return spread between US and international stocks has widened due to the growing weight of Chinese and Indian stocks in the international index.

We Feel Globalization will Drive Healthy Growth

We believe that the world entered into a period of long-term secular growth in the late eighties. In our opinion, the drivers of this growth include:

   the fall of communism and therefore the end of dueling superpowers, world wars and vast nonproductive war-related expenditures;

  the worldwide acceptance of free enterprise as an economic model; and

   the explosion of global communications and other productive technologies available to a growing portion of the world's population.

These positives eventually led to market excesses in 2000. Now the correction is over and healthy secular factors are again driving growth around the world.

Skilled yet inexpensive labor in developing countries is increasingly used by businesses in industrialized nations. Companies first focused on employing unskilled labor, then skilled manufacturing jobs, services positions and now basic research. Our own firm has a growing amount of our research effort being done by Indian analysts. This use of global talent will power future growth in two important ways. First, lowering labor costs increases the productivity of corporations in developed countries. This in turn keeps a lid on inflation. Although it may not be intuitive, the growth in jobs and in the standard of living in the US has always been driven by free trade and allowing corporations to act in ways that maximize their profits.

Second, job growth in developing countries is producing an expanding middle class, which promotes stability and eventually democratic governments. Millions of Chinese, Indian and other developing nation workers are being transformed into middle class consumers. Their spending is being magnified as local financial institutions begin offering, for the first time, credit cards, auto loans and home mortgages. The ballooning buying power of these consumers will drive growth for years to come.

Much of this consumption will benefit the globally advertised brand names of America, Europe and Japan. These include consumer and capital goods, as well as services like education and travel. Rising commodity prices (oil, steel, copper, etc.) are signaling this secular advance as global demand is gaining momentum.

In summary, globalization is and will continue to produce positive changes. This conclusion is the basis for our recommendation that shareholders own both our American Opportunities and International Funds.

Currency Movements

The International Fund benefited from the continued weakness in the dollar this fiscal year. The Euro rose 12.0% versus the dollar, the British Pound rose 10.0% and the Japanese Yen fell 5.0%. Given the US's large budget and trade deficits, we project the dollar will fall on average 3.0% annually versus a broad basket of international currencies over the next ten years.

Portfolio Strategy

Compared to the MSCI World ex US Index, the Fund is overweight in the stocks of emerging market issuers (11.2% vs. 9.0%) due to their under-valuation and higher long-term growth outlook. We have under-weighted continental Europe and over-weighted the UK, but only because of individual stock preferences. We continue to believe Japan's recovery is sustainable, and are slightly overweight due to the attractive opportunities we are locating there. Our industry mix has shifted away from interest sensitive industries toward more stable areas like healthcare and branded consumer goods, although we exposure to cyclical industrial stocks.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON OCTOBER 31, 2004 BASED ON LONG-TERM SECURITIES
CONTINENTAL EUROPE	41.3%
UNITED KINGDOM	14.7%
AFRICA & MIDDLE EAST	3.1%
CANADA	0.5%
LATIN AMERICA	3.1%
JAPAN	19.3%
FAR EAST	7.1%
AUSTRALIA & NEW ZEALAND	6.4%
DEVELOPED MARKETS	88.8%
EMERGING MARKETS	11.2%
Total	100%

In Conclusion

The Fund represents a well-diversified portfolio of undervalued international companies. It maintains broad exposure to both developed and emerging market countries.

THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED TO BENEFIT FROM THE POSITIVE CHANGES OCCURRING IN THE WORLD.

These forty-nine countries are home to over 3,600 companies that meet the Fund's quality standards. International Fund shareholders, are partial owners of many of these companies through their ownership of Fund shares. International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS
EUROPE
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom

NORTH AMERICA
Canada
United States
Bermuda

PACIFIC
Australia
Hong Kong
Japan
New Zealand
Singapore

EMERGING MARKETS
GREATER EUROPE
Czech Republic
Hungary
Poland
Russia
Turkey

MIDDLE EAST
Israel

AFRICA
Egypt
Morocco
South Africa

LATIN AMERICA
Argentina
Brazil
Chile
Colombia
Mexico
Peru
Venezuela

INDIAN SUBCONTINENT
India
Pakistan

FAR EAST
China
Indonesia
South Korea
Malaysia
Philippines
Taiwan
Thailand

The Fund takes full advantage of the extensive resources of Thomas White's research division. This investment research organization is owned by Thomas White International, the Fund's manager. The division's professionals perform on-going valuation-based security analysis of companies in forty-nine countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

THE THIRTY-FOUR YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
PERIOD: Jan. 1, 1970 to Oct. 31, 2004	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	US
FIVE-YEAR PERIOD RETURNS
1970-1974	3.3%	4.6%(#2)	-0.9%(#3)	16.0%(#1)	-6.2%(#4)	N/A	-3.4%
1975-1979	19.0%	17.9%(#4)	18.9%(#2)	18.8%(#3)	27.5%(#1)	N/A	13.3%
1980-1984	9.5%	6.7%(#2)	6.1%(#3)	17.0%(#1)	4.1%(#4)	N/A	14.5%
1985-1989	35.0%	16.9%(#5)	32.3%(#3)	41.4%(#2)	22.4%(#4)	52.2%(#1)	19.8%
1990-1994	2.4%	0.1%(#4)	7.0%(#3)	-3.4%(#5)	15.3%(#2)	20.9%(#1)	9.2%
1995-1999	12.4%	20.5%(#2)	22.5%(#1)	2.1%(#4)	5.0%(#3)	2.0%(#5)	29.7%
2000-2004 (to Oct. 31)	-2.2	6.1%(#1)	-1.9%(#4)	-8.5%(#5)	4.4%(#2)	1.9%(#3)	-4.9%

1970-2004 (to Oct. 31)	10.9%	10.2%	11.5%	11.0%	9.9%	N/A	10.7%
1988-2004 (to Oct. 31)	5.9%	10.1%	10.5%	-1.0%	9.9%	12.5%	12.2%

The table above presents the performance of the international stock markets from January 1, 1970 to October 31, 2004. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records from 1970-2004 (to Oct. 31). But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less U.S. Free Index until the MSCI All-Country less U.S. Free Index starts on January 1, 1988. World less U.S. Free and All-Country World less U.S. returns are linked across the 1970-2004 period.

PERFORMANCE AT A GLANCE
The International Fund vs its Benchmarks
Relative Performance October 31, 2004	Thomas White International Fund	MSCI All Country World ex US	MSCI All Country World
Six Months	6.33%	7.13%	4.90%
YTD	7.52%	8.81%	5.61%
One Year Total Return	18.23%	19.67%	14.03%
Average Annual Three Year Total Return	11.10%	11.62%	7.28%
Average Annual Five Year Total Return	1.45%	0.44%	-1.42%
Average Annual Ten Year Total Return	7.30%	4.21%	6.77%
Average Annual Total Return Since Inception (June 28, 1994)	7.53%	4.62%	7.14%
Cumulative Total Return Since Inception (June 28, 1994)	111.81%	59.48%	104.07%

MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

The International Fund vs MSCI Indices
June 28, 1994 to October 31, 2004.

[CHART OMITTED]

The current value of an initial $10,000 investment with dividends reinvested.

Thomas White Int'l Fund	$21,181
MSCI A II Cty World	$20,407
MSCI A II Cty World ex US	$15,948

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 111.81% for the Fund, 59.48% for the MSCI All Country World ex US and 104.07% for the MSCI All Country Index. The one-year return for the Fund was 18.23%. The Fund's average annual total return since inception was 7.53%. The MSCI Indices are gross dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds' manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio October 31, 2004
Country	Issue	Industry	Shares	Value

COMMON STOCKS:	98.9%
AUSTRALIA:	5.6%

	Aust & NZ Banking	Banking	45,000	$686,798
	Bluescope Steel	Metals	51,200	296,095
	Boral	Building	29,700	147,541
	News Corp Ltd ADR #	Services	16,500	532,290
	Rio Tinto Plc ADR #	Metals	7,300	775,990
	Telstra Corp	Communication	60,800	212,423
				2,651,137

BELGIUM:	3.7%

	Colruyt NV #	Consumer Retail	2,650	385,060
	Dexia	Banking	46,100	925,771
	Groupe Bruxelles Lambert SA	Financial Div.	5,900	445,255
				1,756,086

BRAZIL:	1.5%

	Petroleo Brasileir	Energy	17,990	588,642
	Tele Norte Leste Pref	Communication	6,800	89,404
	Telemig Celular Pref	Communication	6,800,000	8,840
	Telesp Celular Pref *	Communication	6,800,000	15,640
				702,526

CANADA:	5.0%

	CI Fund Management #	Financial Div.	11,050	140,700
	Dofasco Inc	Metals	5,800	187,631
	Domtar Inc	Forest & Paper	16,900	206,442
	Enbridge Inc	Energy	7,100	308,427
	Encana Corp #	Energy	12,700	630,148
	Kinross Gold Corp *	Metals	25,800	193,291
	Manitoba Telecom	Communication	5,000	173,129
	Royal Bank Of Canada #	Banking	9,800	510,408
				2,350,176

CHINA:	1.5%

	Petrochina Co Ltd ADR #	Energy	13,200	694,584

DENMARK:	0.6%

	Danisco *	Consumer Staple	4,900	272,419

FRANCE:	9.7%

	Bouygues	Financial Div.	10,200	402,886
	Christian Dior	Consumer Staple	5,350	324,914
	Peugeot SA #	Consumer Durables	7,300	449,784
	Saint-Gobain	Industrial	5,900	324,885
	Sanofi-Aventis	Health Care	6,533	478,819
	Societie Generale	Banking	9,550	888,059
	Total SA	Energy	3,733	778,305
	Veolia Environnement #	Utilities	22,800	692,632
	Vinci S.A.	Building	2,050	244,778
				4,585,062

GERMANY:	6.0%

	Deutsche Post AG	Services	14,500	284,325
	Deutsche Telekom	Communication	14,000	269,506
	E. On AG	Utilities	6,800	556,664
	Fresenius AG Pfd	Health Care	3,200	270,023
	Infineon Tech *	Technology	12,900	140,748
	Puma AG	Consumer Retail	1,000	251,036
	Schering AG #	Health Care	15,300	982,425
	Thyssen Krupp #	Industrial	4,900	92,447
				2,847,174

GREECE:	0.8%

	Hellenic Telecommunication Organization *	Communication	13,500	209,631
	Public Power Corp	Utilities	6,600	164,282
				373,913

HONG KONG:	2.1%

	BOC Hong Kong Holdings	Banking	65,000	118,183
	Hang Lung Group #	Financial Div.	128,000	209,702
	Jardine Matheson	Industrial	18,600	275,280
	Sinopec Shanghai Petroleum	Energy	486,000	170,149
	Wharf Holdings	Financial Div.	68,000	223,686
				997,000

IRELAND:	1.8%

	Allied Irish Banks Plc	Banking	20,000	349,194
	Irish Life & Permanent Plc	Insurance	30,200	513,376
				862,570

ITALY:	2.4%

	Eni SPA	Energy	19,100	434,867
	Telecom Italia SPA *	Communication	210,000	701,064
				1,118,638

JAPAN:	19.0%

	Dai Nippon Printing	Services	12,000	164,504
	Daiichi Pharm	Health Care	10,100	197,047
	Eisai Co	Health Care	8,000	230,526
	Fast Retailing Co	Consumer Retail	4,400	280,183
	Fuji Photo Film	Services	5,000	171,005
	Fujisawa Pharmaceuticals	Health Care	19,000	497,236
	Fujitsu	Technology	42,000	250,383
	Honda Motor	Consumer Durables	6,000	290,236
	Kaneka Corp	Chemicals	32,000	334,070
	Kao Corp	Consumer Staple	18,000	415,796
	Matsushita E Industry	Technology	19,000	275,903
	Mitsubishi Tokyo Fin	Banking	35	297,605
	Mitsui Fudosan #	Financial Div.	20,000	212,574
	Mitsui Sumitomo Insurance	Insurance	61,000	501,390
	Nishimatsu Construction #	Building	55,000	171,474
	Nomura Holdings	Financial Div.	17,000	208,796
	Pioneer Electric	Technology	9,900	179,489
	Sankyo Co	Health Care	18,000	374,132
	Sankyo Co Gunma	Services	7,500	300,439
	Seiko Epson	Technology	4,300	177,939
	Showa Shell Sekiyu	Energy	34,000	305,160
	Sumitomo Mitsui Financial #	Banking	110	716,046
	Tanabe Seiyaku Co	Health Care	26,000	236,553
	Tokyo Electric Power	Utilities	17,000	385,468
	Toyota Motor	Consumer Durables	16,000	624,309
	Yamada Denki #	Consumer Retail	23,200	824,147
	Yamaha Corp	Services	7,500	114,719
	Yamanouchi	Health Care	6,000	220,511
				8,957,640

MEXICO:	1.6%

	America Movil ADR Ser L	Communication	10,600	466,400
	Cemex SA ADR	Building	9,623	278,875
				745,275

NETHERLANDS:	9.5%

	ABN AMRO Holdings	Banking	45,400	1,088,833
	Akzo Nobel	Chemicals	19,100	720,463
	ING Groep NV	Insurance	34,844	924,805
	KON KPN	Communication	59,000	473,174
	Oce N.V.	Technology	30,000	417,879
	Philips Elec	Industrial	20,476	485,840
	Ranstad Holdings	Services	10,100	341,188
				4,452,182

NEW ZEALAND:	0.7%

	Telecom New Zealand ADR #	Communication	10,900	346,511

SOUTH AFRICA:	3.1%

	Anglo American	Industrial	11,900	260,489
	Sasol Ltd	Energy	39,000	774,641
	Spar Group Limited	Consumer Staple	23,000	77,832
	Tiger Brands Ltd	Consumer Staple	23,000	325,993
				1,438,955

SOUTH KOREA:	3.2%

	Posco ADR #	Metals	8,800	329,032
	Samsung Electronics	Technology	2,285	896,258
	Woori Finance	Banking	42,200	302,798
				1,528,088

SPAIN:	1.7%

	Repsol YPF SA #	Energy	36,700	797,561

SWEDEN:	2.6%

	Electrolux AB- B Shares	Consumer Durables	11,200	208,187
	Foreningssparbanken AB	Banking	17,550	369,635
	Nordea AB	Banking	18,800	162,769
	Sandvik AB	Capital Goods	13,200	495,390
				1,235,981

SWITZERLAND:	2.1%

	Credit Suisse Group #	Banking	28,650	981,893

TAIWAN:	0.2%

	Taiwan Semiconductor	Technology	72,103	94,469

THAILAND:	0.0%

	Ayudhya Inv & Trust *	Banking	143,900	18,750

UNITED KINGDOM:	14.5%

	Allied Domecq Plc	Consumer Staple	65,400	582,328
	Associated British Foods Plc	Consumer Staple	20,000	255,322
	Barclays Plc	Banking	57,100	557,981
	British American Tobacco Plc	Consumer Staple	58,800	885,651
	BT Group Plc	Communication	156,900	535,327
	Bunzl Plc	Forest & Paper	29,000	219,864
	Firstgroup Plc	Transportation	44,500	235,000
	Hays Plc #	Services	62,000	146,624
	HBOS Plc	Banking	35,700	478,373
	IMI Plc	Industrial	28,300	181,420
	Imperial Chemical	Chemicals	65,600	252,442
	Imperial Tobacco	Consumer Staple	37,500	876,176
	Intercont Hotels Gr	Services	28,300	346,466
	Shire Pharm Group	Health Care	73,700	702,257
	Wimpey (George) Plc	Building	29,000	186,438
	WPP Group Plc	Services	36,900	$370,413
				6,812,082

Total Common Stocks		(Cost $38,176,510)		46,637,965

SHORT TERM OBLIGATIONS:	23.4%
			Principal Amount
	The Northern Trust Company Eurodollar
	Time Deposit 0.75%, due 11/01/04		$2,289,228	2,289,228

HELD AS COLLATERAL
FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		8,718,757	8,718,757
Total Short Term Obligations		(Cost $11,007,985)		11,007,985

Total Investments	122.3%	(Cost $49,184,495)		57,645,950
Other Assets, Less Liabilities:	(22.3)%			(10,539,544)
Total Net Assets:	100.0%			$47,106,406

* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2004 - See Note 1 (g) to financial statements.

ADR - American Depositary Receipt.
See Notes to Financial Statements

DISTRIBUTIONS - DURING FISCAL YEAR 2004

The Funds typically pay dividends and capital gains distributions annually in October.

DISTRIBUTIONS
	American Opportunities Fund	International Fund
Ordinary Income	$ 0.023977	$ 0.151351
Short-Term Capital Gain	$----	$----
Long-Term Capital Gain	$1.101620	$----
Total Per Share	$ 1.125597	$ 0.151351

Thomas White FUNDS FAMILY Statements of Assets and Liabilities October 31, 2004
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$18,216,588	$57,645,950
Receivables:
Dividends and interest	9,966	112,750
Securities sold	-------	2,997,946
Other	563	-------
Prepaid expenses	123	251
Total assets
	18,227,240	60,756,897

LIABILITIES

Management Fees	14,374	37,788
Accrued expenses	15,851	16,100
Distributions payable	1,308,975	579,050
Payable for securities purchased	-------	4,293,064
Collateral on loaned securities[2]	-------	8,718,757
Other	-------	5,732
Total liabilities
	1,339,200	13,650,491

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	12,057,880	39,089,564
Undistributed net investment income (accumulated net investment loss)	239	(192,846)
Accumulated net realized gain (loss)	-------	(251,767)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,829,921	8,461,455

Net assets
	$16,888,040	$47,106,406

Shares outstanding	1,162,918	3,825,882

Net asset value and offering price per share	$14.52	$12.31

1	Cost Basis: American Opportunities Fund: $13,386,667 International Fund: $49,184,495
2	Value of securities out on loan at October 31, 2004: International Fund: $8,278,515

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Operations Year Ended October 31, 2004

	American Opportunities Fund	International Fund
INVESTMENT INCOME
Income:
Dividends	$260,496	$1,109,378	[1]
Interest	5,221	21,140
Total investment income	265,717	1,130,518

Expenses:
Investment management fees (note 4)	172,115	445,543
Audit and tax fees and expenses	12,000	17,005
Custodian fees	6,004	49,011
Trustees' fees and expenses	4,389	10,617
Registration fees	10,235	24,759
Transfer agent fees	12,991	27,006
Printing expenses	3,531	9,009
Legal fees and expenses	13,166	31,830
Other expenses	21,620	52,678
Total expenses	256,051	667,458
Reimbursement from Investment Manager	(22,846)	-------
Net expenses	233,205	667,458
Net investment income	32,512	463,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments & foreign currency transactions	1,678,263	2,542,733
Net change in unrealized appreciation on investments and foreign currency translations	631,711	4,243,902
Net gain on investments	2,309,974	6,786,653

Net increase in net assets from operations	$2,342,486	$7,249,695

1 Net of foreign taxes withheld of $128,028.

See Notes to Financial Statements.

Thomas White Funds Family Statements of Changes in Net Assets
	American Opportunities Fund		International Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Change in net assets from operations:
Net investment income (loss)	$32,512	$1,748	$463,060	$309,974
Net realized gain (loss)	1,678,263	(235,052)	2,542,733	(489,295)
Net unrealized appreciation (depreciation) on investments	631,711	3,720,164	4,243,902	6,257,214
Net increase (decrease) in net assets from operations	2,342,486	3,486,860	7,249,695	6,077,893

Distributions to shareholders:
From net investment income	(27,882)	(6,138)	(579,050)	(387,666)
Realized gain	(1,281,093)	------	------	------
Total distributions	(1,308,975)	(6,138)	(579,050)	(387,666)

Fund share transactions (Note 3)	(193,093)	1,263,404	1,615,435	7,542,242
Total increase (decrease)	840,061	4,744,126	8,286,080	13,232,469

Net assets:
Beginning of year	16,047,622	11,303,496	38,820,326	25,587,857

End of year	$16,887,683	$16,047,622	$47,106,406	$38,820,326

Undistributed net investment income (accumulated net investment loss)	$239	$(4,391)	$(192,846)	$(76,856)

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2004

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware statutory trust on February 9, 1994, as an open-end management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.
(a)

Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term debt securities such as corporate demand notes having a remaining maturity of 60 days or less are valued at cost plus accrued interest, which approximates marker value.

(b)

Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)

Income taxes. It is each Fund's intention to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2004

(e)

Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(f)

Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually

(g)

Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Opportunities Funds for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2004 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$7,939,370	$8,718,757

Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White American Opportunities	$401
Thomas White International Fund	9,003

(h)

Redemption Fee.  Effective December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $30 in redemption fees for the year ended October 31, 2004, which were included in net capital paid.

(i)

Contingencies.  In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds, which have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2004

Note 2. Significant Shareholder. At October 31, 2004 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.6% and 69.5%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3. Transactions in Shares of Beneficial Interest

As of October 31, 2004, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:
	American Opportunities Fund
	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	36,837	$531,152	143,123	$1,806,512
Shares issued on
reinvestment of
dividends & distributions	445	6,138	2,208	23,603
Shares redeemed	(49,737)	(730,383)	(42,499)	(566,711)

Net increase (decrease)	(12,455)	$(193,093)	102,831	$1,263,404

	International Fund
	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	180,747	$2,082,038	795,552	$8,249,455
Shares issued on
reinvestment of
dividends & distributions	36,604	387,632	23,140	200,394
Shares redeemed	(74,057)	(854,235)	(104,480)	(907,607)

Net increase (decrease)	143,294	$1,615,435	714,212	$7,542,242

Note 4. Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the fiscal year ended October 31, 2004 the Advisor contractually agreed to reduce its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reduce fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2004

Note 5. Investment Transactions

During the year ended October 31, 2004 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:
Fund	Purchases	Sales
American Opportunities Fund	$6,337,026	$7,101,919
International Fund	24,338,425	19,704,822

At October 31, 2004 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:
Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$13,386,667	$5,148,577	$(318,656)	$4,829,921
International Fund	49,454,519	9,195,974	(1,004,543)	8,191,431

Note 6. Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.
	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$28,122	$-------	$4,829,921	$-------	$4,858,043
International Fund	569,834	-------	8,191,431	(163,219)	8,598,046

The tax character of distributions paid during the year ended October 31, 2004 were as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$6,138	$-------	$6,138
International Fund	387,666	-------	387,666

As of October 31, 2004, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:
Expiration Date	American Opportunities Fund	International Fund
10/31/2011	-------	$163,219
Total	-------	$163,219

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2004

Note 7. Financial Highlights
	American Opportunities Fund
	Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$13.65		$10.54		$10.67		$10.95		$10.73

Income from investment operations:
Net investment income (loss)	0.03		0.00		0.02		0.03		0.04
Net realized and unrealized gains (losses)	1.97		3.12		(0.13)		(0.27)		0.72
	2.00		3.12		(0.11)		(0.24)		0.76

Distributions:
From net investment income	(0.02)		(0.01)		(0.02)		(0.04)		(0.04)
From net realized gains	(1.11)		-------		-------		-------		(0.50)
Tax return of capital	-------		-------	(1)	-------	(1)	-------	(1)	-------
	(1.13)		(0.01)		(0.02)		(0.04)		(0.54)

Change in net asset value for the year	0.87		3.11		(0.13)		(0.28)		0.22
Net asset value, end of year	$14.52		$13.65		$10.54		$10.67		$10.95

Total Return	14.60%		29.56%		(1.01)%		(2.20)%		7.25%
Ratios/supplemental data
Net assets, end of year (000)	$16,888		$16,048		$11,303		$10,789		$10,386
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.34%	+	1.35%	+	1.35%	+
Net investment income (net of reimbursement)	0.19%	+	0.01%	+	0.17%	+	0.31%	+	0.22%	+

Portfolio turnover rate	37.30%		28.38%		37.50%		83.34%		62.14%

(1)	Less than $0.01 per share.
*	Annualized.
+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.06% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2004
	International Fund

	Year Ended October 31, 2004	Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$10.54	$8.62		$9.27		$11.76		$13.30

Income from investment operations:
Net investment income (loss)	0.12	0.11		0.08		0.06		(0.01)
Net realized and unrealized gains
(losses)	1.80	1.94		(0.66)		(2.49)		(0.05)
	1.92	2.05		(0.58)		(2.43)		(0.06)
Distributions:
From net investment income	(0.15)	(0.13)		(0.07)		(0.06)		(0.07)
From net realized gains	-------	-------		-------		-------		(1.41)
	(0.15)	(0.13)		(0.07)		(0.06)		(1.48)

Change in net asset value for the year	1.77	1.92		(0.65)		(2.49)		(1.54)
Net asset value, end of year	$12.31	$10.54		$8.62		$9.27		$11.76

Total Return	18.23%	23.77%		(6.28)%		(20.63)%		(1.26)%
Ratios/supplemental data
Net assets, end of year (000)	$47,106	$38,820		$25,588		$27,656		$34,104
Ratio to average net assets:
Expenses (net of reimbursement)	1.50%	1.50%	+	1.50%	+	1.50%	+	1.50%	+
Net investment income/loss (net of reimbursement)	1.04%	1.14%	+	0.81%	+	0.51%	+	(0.04)%	+
Portfolio turnover rate	45.81%	25.61%		50.00%		35.38%		38.37%

*	Annualized.
+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value Oct. 31, 2004	Expenses Paid During Period (May 1, 2004 - Oct. 31, 2004)*
American Opportunities Fund
Actual	$1,000.00	$1,047.22	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,011.20	$6.82
International Fund
Actual	$1,000.00	$1,048.26	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,009.70	$7.58

* Expenses are equal to the Funds' annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.50% for the International Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds file their complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the fist and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Copies may also be obtained by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330).

A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Funds' voting records on proxies relating to portfolio securities for the latest 12 month period ended June 30 are available without charge upon request by calling the Funds at 1-800-811-0535 and on the SEC's website at http://www.sec.gov.

Thomas White FUNDS FAMILY Trustee Disclosure October 31, 2004

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 60	Trustee, President	10 years	Chairman of Thomas White International, Ltd.	2
Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 38	Vice President and Secretary	8 years	Analyst and Senior Vice President of Thomas White International, Ltd.	2
David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 32	Treasurer	4 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	2
Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604, 78	Trustee	10 years	Attorney (of counsel), Gesas, Pilati & Gesas	2
Edward E. Mack III 55 East Jackson St. Chicago, IL 60604, 58	Trustee	9 years	Retired	2
Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610, 60	Trustee	3 years	Retired	2
John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045, 54	Trustee	10 years	Doctor of Podiatric Medicine	2

Mr. Manos is Thomas White's father-in-law.

The Statement of Additional Information contains additional regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
     Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American opportunities Fund and the Thomas White International Fund (separate portfolios constituting Lord Asset management Trust, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods from October 31, 2000 through October 31, 2004 in conformity with accounting principles generally accepted in the united States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

December 6, 2004

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust ("Registrant") had adopted a code of ethics that applies to the Registrant's principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. A copy of the code is filed hereto as an exhibit. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Registrant's Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at Registrant's expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC ("PWC") for the audit of the Registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2004 and October 31, 2003 were $26,761 and $31,750, respectively.

(b) Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2004 and October 31, 2003 for assurance and related services that were reasonably related to the performance of the audit of the Registrant's financial statements and not otherwise included above.

(c) Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2004 and October 31, 2003 were $6,702 and $6,500, respectively.

(d) All Other Fees. The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2004 and October 31, 2003 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e) Pursuant to the Registrant's Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the engagement of the firm to be employed as the Registrant's independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals for the independent auditor to render audit and permissible non-audit services with respect to the Registrant, and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.  None of the services or fees described in Items 4(b) through (d) above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X or the corresponding provisions of the Charter.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. There were no services or related fees during the applicable periods that required pre-approval or approval by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(f) Less than 50 percent of the hours expended on PWC's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2004 were attributed to work performed by persons other than PWC's full-time, permanent employees.

(g) PWC did not bill the Registrant for non-audit services for the fiscal years ended October 31, 2004 and 2003 other than as disclosed above. No fees were billed by PWC for non-audit services rendered to the Registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended October 31, 2004 and October 31, 2003.

(h) Because no such services were rendered, the Registrant's Audit Committee has not had to determine whether non-audit services PWC has rendered to Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining PWC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST
By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)
Date: January 6, 2005

By: /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: January 6, 2005

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.